Dear Certificate Owner,
This year has brought us more volatility in the financial markets with many factors leading to this change of environment. Tax law changes, rising interest rates, and strong economic growth are all affecting the current market. Overall, markets had been unusually tranquil for the better part of two years, so this increased volatility could actually just be a return to normal. A big factor impacting the market these days has been the threat by the U.S. to use tariffs to correct an unbalanced global trade system. Many economic experts believe that the restriction of goods, services and capital from freely moving across countries will be damaging to global economic growth. The purpose of the United States aggressive approach is to level the playing field, and hopefully this will be the outcome in the end. But if this objective is not reached, or if a global trade war escalates, growth will certainlybe negatively impacted. It will also hurt the earnings of many companies, spark higher inflation and impact the overall market. There are some things you can control and others you cannot. One thing you can control is working with your Financial Representative to create a portfolio that matches your time horizon, risk tolerance, risk capacity, and your own personal financial goals. If you are sensitive to stock market declines, consider reallocating your portfolio to make sure it also includes enough holdings that produce regular income. A balanced strategy with both growth and income will typically have less volatility and lower downside potential. With a long-term focus, your Woodmen Life Variable Annuity remains a solid part of your investment plan for retirement. Account values change daily, but portfolios built with prudent asset allocation and diversification have a much better chance to withstand the ups and downs of the market. We are always availableto answer questions and provide assistance. You can reach our Customer Contact Center at 1-877-664-3332, Monday through Friday, 8 a.m.
to 4:30 p.m. CT.
Sincerely,
Tim Buderus President & CEO Woodmen Financial Services, Inc.